SCUDDER HIGH YIELD BOND FUND


                                                               December 13, 1996

Dear Scudder Investor,

        On the reverse side, you'll find a prospectus supplement that contains financial highlights for Scudder High Yield Bond Fund. Because Scudder High Yield Bond Fund is a new fund, this information is being reported for the first time. This table includes the Fund's net asset value, Fund distributions, and total return. Please keep this supplement with your prospectus.

        If you have any questions about this information, please call Scudder at 1-800-225-2470. We will be happy to help you.

        Sincerely,

        /s/David S. Lee

        David S. Lee
        President,
        Scudder Investor Services

























   This letter is for explanatory purposes and is not part of the prospectus supplement.
                                  (over please)

Scudder High Yield Bond Fund
Supplement to Prospectus Dated June 28, 1996

Financial Highlights

The following table is to be inserted after the section entitled "Expense information" on page 2.


The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                            For the Period
                                                                                            June 28, 1996
                                                                                            (commencement
                                                                                          of operations) to
                                                                                          August 31, 1996
                                                                                            (Unaudited)
 ------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                                         $12.00
 Income from investment operations:                                                              .18
 Net investment income
 Net realized and unrealized gain on investment transactions                                     .12
 Total from investment operations                                                                .30
 Less distributions from net investment income                                                 (.18)
 Redemption fee (Note A) (d)                                                                      --
 Net asset value, end of period                                                               $12.12
 -----------------------------------------------------------------------------------------------------------
 Total Return (%) (b)                                                                           2.51(c)**
 Ratios and Supplemental Data
 Net assets, end of period ($ millions)                                                           19
 Ratio of operating expenses, net to average daily net assets (%)                                0.0
 Ratio of operating expenses before expense reductions, to average daily net                    4.15*
    assets (%)
 Ratio of net  investment  income to  average  daily net assets (%)                             9.09*
 Portfolio  turnover rate (%)                                                                   None
 (a) Per share amounts have been calculated using the weighted average shares outstanding during the period.
 (b) Total return is higher due to maintenance of the Fund's expenses.
 (c) Total return does not reflect the effect of the 1% redemption fee on shares held less than one year.
 (d) Redemption fees were less than one-half of $.01.
 *  Annualized
 ** Not annualized















December 13, 1996


